UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: August 9, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 817-9012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRST	*
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*	On August 8, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of Presto Automation Inc. common stock, par value $0.0001 per share (“Common Stock”), and its warrants. Nasdaq will file a Form 25 with the U.S. Securities and Exchange Commission to delist the Common Stock and warrants from the Nasdaq Stock Market. The deregistration of the Common Stock and warrants under Section 12(b) of the Securities Exchange Act of 1934 will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE. The Common stock and warrants currently trade on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “PRST” and “PRSTW,” respectively.

Item 3.02 Unregistered Sales of Equity Securities

The information under “Convertible Note with Remus” set forth in Item 8.01 of the Current Report on the Company’s Form 8-K filed with the SEC on August 12, 2024 is hereby incorporated by reference into this Item 3.02 in its entirety. The August Note was issued pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2024, Stephen Herbert submitted his resignation from the board of directors of the Company effective immediately. Mr. Herbert did not provide any reason for his resignation.

On August 9, 2024, the Company and Stanley Mbugua, the Company’s Chief Financial Officer, agreed that Mr. Mbugua would step down from his role as Chief Financial Officer, effective immediately. Mr. Mbugua will continue to receive his salary and benefits for a two month period. Concurrently, on August 9, 2024, the Company extended an offer to Lillian Meyer which she accepted to serve as the Company’s Chief Financial Officer commencing on August 26, 2024.

Since 2022, Ms. Meyer has served as the Chief Financial Officer of Catalyte, Inc., a technology and IT services company. From 2020 through 2022, she served as the Chief Financial Officer of Blue Scape Opportunities Acquisition Corp., a special purchase acquisition company listed on the NYSE. From 2019 through 2020, she served as Founder of ElectricSnap, a start-up company analyzing consumer electricity savings. From 2018 through 2019, she served as the VP of Business Development for Vistra Energy, a publicly traded integrated utility company. From 2008 through 2018, she was a Vice President and a Managing Director of Bluescape Energy Partners, an energy focused private equity fund. Ms. Meyer holds a B.A. in Business and Scientific English from Shanghai University, an MBA and Master of Accounting from Tulane University and a M.Sc. in law from Northwestern University.

In connection with Ms. Meyer’s appointment she:

●	will receive annual base compensation of $350,000;

●	will be eligible to receive an annual performance bonus equal to 50% of her base salary;

●	will receive an equity grant to be determined in the future following the resolution of the Company’s liquidity situation and on-going discussions with the Lenders; and

●	will be entitled to participate in Company benefit plans, including group health insurance, adopted and maintained by the Company.

Item 8.01 Other Events

General

Set forth below in more detail is information regarding the Company’s liquidity position and recent issuances of securities. The Company intends to continue offering shares pursuant to its agreement with Triton Funds LP (“Triton”) dated July 24, 2024 (the “Triton Agreement”) pursuant to the prospectus supplement that it filed on July 25, 2024. However, as set forth below in more detail, absent further forbearance from the Lenders under the Loan Agreements, which the Lenders have currently indicated they are unwilling to provide, investors will lose their entire investment as soon as August 16, 2024.

Short-Term Liquidity

As of August 9, 2024, the Company had virtually no cash on hand, including cash necessary to meet its payroll obligations. In order to meet its immediate obligations, including payroll, on August 12, 2024, the Company has agreed to issue a subordinated convertible note to Remus Capital Series B II, L.P. (“Remus”), an entity affiliated with Krishna Gupta, a member of our Board of Directors, in consideration for $650,000 which it expects to receive on August 12, 2024. Of this amount, $100,000 will be used to pay fees and expenses, resulting in net proceeds of $550,000.

Defaults under Credit Facility

Pursuant to agreements (the “Loan Agreements”) that were previously disclosed with the Company’s senior secured lenders (the “Lenders”) for which Metropolitan Partners Group Administration LLC acts as the administrative, payment and collateral agent, the Company was required to raise $2.0 million of gross proceeds on or before August 1, 2024:

●	The Company raised $838,865 as of August 6, 2024 and received a deferral until August 15, 2024 (the “Deferral”) of the aforementioned deadline conditioned on the Company making certain payments to the Lenders on or before August 7, 2024. The Company failed to make such payments. As a result, the Company currently has uncured defaults under the Loan Agreements.

●	Absent such defaults, the Company would be required to raise $3.2 million of net proceeds on or before August 15, 2024 (of which $550,000 are expected to be raised pursuant to a subordinated convertible note issued to Remus) in order to satisfy the terms of the Deferral. The Company is seeking to raise that money through the Triton Agreement (see below under “Agreement with Triton).

Nevertheless, the Company’s lenders have indicated to the Company that (a) they do not intend to grant any further forbearance for the Company’s defaults, (b) they will give the Company an opportunity to explain how it believes it can raise the required funds and not exercise remedies, including foreclosure, before August 15, 2024, and (c) they may exercise remedies, including foreclosure, as soon as August 16, 2024, in which case investors will lose their entire investment. As set forth herein, under the terms of the agreement with Triton, it is not possible to raise the required funds on or before August 15, 2024 and the Company has no alternative source of financing.

Agreement with Triton

Past Issuances

As previously disclosed, the Company entered into a Common Stock Purchase Agreement (the “CSPA”) with Triton on July 24, 2024:

●	As set forth above, the Company raised $838,865 through August 6, 2024 in connection with the sale of 38,951,765 shares by Triton.

●	The Company is expecting to receive a further $281,699 in connection with the sale of 15,580,706 shares which closed on August 7, 2024, but for which the proceeds were not timely remitted by Triton.

●	On August 8, 2024, the Company issued 80,000,000 shares to Triton. The closing date for such sale is required to be no later than August 13, 2024. Based on the CSPA, Triton will be entitled to use a purchase price of $0.0016 per share, representing a 20% discount to the lowest trading price of the Common Stock in the 5 trading days prior to closing, which would generate gross proceeds of $128,000 and should be received by the Company on August 13, 2024.

Future Issuances

The Company has issued purchase notices to Triton in the separate amounts of 125 million, 175 million and 200 million shares as of August 11, 2024 and is delivering 125 million shares to Triton as of August 12, 2024:

●	Based on the terms of the CSPA, Triton is entitled to purchase these shares at a 20% discount to the lowest trading price within the 5 trading days prior to closing. Closing is required to occur at any time within 3 trading days of issuance. As a result, Triton is entitled to use the $0.0016 per share price and this issuance of the 500 million total shares to be potentially sold by Triton would generate gross proceeds of $800,000.

●	We expect that Triton will need to sell up to 1.325 billion shares in order to generate $2.65 million of gross proceeds.

●	Given the fact that only 125 million shares are being issued to Triton on August 12, 2024 and the fact that there is up to a 3-day closing cycle, the Triton Agreement does not provide any means to raise an additional $2.65 million on or before August 15, 2024.

The Lenders have indicated to the Company that (a) they do not intend to grant any further forbearance for the Company’s defaults, (b) they will give the Company an opportunity to explain how it believes it can raise the required funds and not exercise remedies, including foreclosure, before August 15, 2024, and (c) they may exercise remedies, including foreclose, as soon as August 16, 2024 in which case investors will lose their entire investment.

Anti-Dilution Trigger

The expected sale to Triton of 80 million shares at a price per share of $0.0016 will trigger antidilution protection that benefits previous investors in the Company’s shares. These antidilution adjustments will entitle investors to receive an additional 4.2 billion shares and 9.8 billion shares underlying convertible notes and warrants to acquire shares. These amounts are on top of previously disclosed antidilution issuances which the Company has not had the resources to effect. The Company’s fully diluted shares outstanding, after giving effect to all of these issuances, would be approximately 15.5 billion shares.

Securityholder	Subject Security	Impact of Recent Triton Offering
Presto CA	Common Stock	Issuance of 1,709,070,763 additional shares. Reduction of New Issuance Price from $0.01808 to $0.0016.
November 2023 Purchasers	Common Stock	Issuance of 1,595,132,743 additional shares. Reduction of New Issuance Price from $0.01808 to $0.0016.
Lenders	Third Amendment Conversion Warrants	Increase in the number of shares underlying the Third Amendment Conversion Warrants from 331,858,407 to 3,707,142,870 shares. Reduction in the Applicable Price from $0.01808 to $0.0016.
	Fifth Amendment Conversion Warrants	Increase in the number of shares underlying the Fifth Amendment Conversion Warrants from 117,772,096 to 1,315,615,263 shares. Reduction in the Applicable Price from $0.01808 to $0.0016.
January 2024 Noteholders	January 2024 Notes	Issuance of an aggregate 5,127,212,368.00 additional shares underlying the principal of the January 2024 Notes. Reduction of Conversion Price from $0.01808 to $0.0016.
May 2024 Purchasers	Common Stock	Issuance of 868,777,168 additional shares. Reduction of New Issuance Price from $0.01808 to $0.0016.

Longer-Term Liquidity

Under the Loan Agreements, the Company is required to raise an additional $32.0 million by no later than the Forbearance Date in order to facilitate negotiations with the Lenders for the assignment and restructuring of their loan. As previously disclosed:

●	The Company has not received any indication of interest from a third party investor to invest any amount in the Company; and

●	Mr. Gupta has indicated to the board that Remus Capital has “circled” $10.0 million; however, despite requests by the board, Mr. Gupta has not provided any evidence of the existence of such funds.

Convertible Note with Remus

General Terms

As referenced above, on August 12, 2024, the Company intends to execute and issue to Remus, an entity affiliated with Krishna Gupta, a member of our Board of Directors, a subordinated convertible note in the principal amount of $650,000 (the “August Note”) in consideration for a cash investment of $650,000 from Remus. The form of the August Note is attached as Exhibit 10.1.

The key terms of the August Note are as follows:

●	PIK Interest. Interest on the August Note accrues monthly by increasing principal at a rate of 7.5% per annum. The interest rate shall increase to 12% in the case of an event of default.

●	Conversion. The August Note is convertible into 96,726,190 shares of common stock, par value $0.0001 per share (“Common Stock”), at the option of the holder at a conversion price of $0.00672 per share, which represents a 20% premium to the closing price of the Company’s common stock on August 9, 2024. The conversion rate is subject to adjustment in connection with any stock split, stock dividend or similar action. The August Note shall convert mandatorily into Common Stock at the then prevailing conversion price immediately prior to (a) a Restructuring Transaction, and (b) a Change of Control transaction with a financial investor (in each case, as such terms are defined in the August Note). For these purposes:

●	Subordination. The August Note is subject to the terms and conditions of the indebtedness (the “Senior Indebtedness”) outstanding under the Credit Agreement (as defined below) and additional provisions set forth in the August Note, including, without limitation, (i) the August Note is subordinated to the prior payment in cash in full of the Senior Indebtedness, and (ii) no principal or interest may be paid in cash on the August Note prior to the repayment in cash in full of the Senior Indebtedness.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement with the August Note holder (the “Registration Rights Agreement”) dated August 12, 2024. Under the Registration Rights Agreement, the Company is required to file a registration statement (“Registration Statement”) with the SEC within 90 days following the date of the Registration Rights Agreement for purposes of registering the resale of the shares of Common Stock issuable upon conversion of the August Note. The Company is also required to use commercially reasonable efforts to cause the SEC to declare the Registration Statement effective as promptly as possible after the filing of the Registration Statement and no later than the earlier of (i) the 150th calendar day following the date of the Registration Rights Agreement and (ii) the 5th trading day after the date the Company is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. The Company is also required to use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act of 1933, as amended (the “Securities Act”) until the earlier of (i) such time as all of the registrable securities covered by such Resale Registration Statement have been sold by the holders publicly or pursuant to Rule 144 or (ii) the date that all registrable securities covered by such Registration Statement may be sold by non-affiliates of the Company without volume or manner-of-sale restrictions under Rule 144, and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected holders.

The form of Registration Rights Agreement is attached as Exhibit 10.2.

The foregoing summaries do not purport to be complete and are subject to, and qualified in its entirety by, the full text of the August Note and Registration Rights Agreement filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, the Company’s ability to secure additional capital resources, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on October 11, 2023 and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and outcomes could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Subordinated Convertible Note.
10.2	Form of Registration Rights Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

Date: August 12, 2024	By:	/s/ Gee Lefevre
		Name:	Gee Lefevre
		Title:	Chief Executive Officer